                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(A) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(a)(2))
[X] Definitive Materials
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-2

                          NAPCO SECURITY SYSTEMS, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         (1)   Title of each class of securities to which transaction applies:

               -----------------------------------------------------------------

         (2)   Aggregate number of securities to which transaction applies:

               -----------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               -----------------------------------------------------------------

         (4)   Proposed maximum aggregate value of transaction:

               -----------------------------------------------------------------

         (5)   Total fee paid:

               -----------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)   Amount previously Paid:

               -----------------------------------------------------------------

         (2)   Form, Schedule or Registration Statement No.:

               -----------------------------------------------------------------

         (3)   Filing Party:

               -----------------------------------------------------------------

         (4)   Date Filed:

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

                          NAPCO SECURITY SYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON DECEMBER 13, 2004

Dear Fellow Stockholder:

      The Annual Meeting of the Stockholders of Napco Security Systems, Inc., a Delaware corporation (the "Company"), will be held at the Company's offices at 333 Bayview Avenue, Amityville, New York, on Monday, December 13, 2004, at 4:00 p.m., for the following purposes, as more fully described in the accompanying Proxy Statement:

      1. to elect two directors to serve for a term of three years and until their successors are elected and qualified; and

      2. to transact such other business as may properly come before the Meeting or any adjournments thereof.

      Only stockholders of record at the close of business on October 25, 2004 are entitled to notice and to vote at the Meeting or any adjournment thereof.

By order of the Board of Directors,

Richard L. Soloway, Secretary

October 25, 2004

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING WHETHER OR NOT YOU ARE PERSONALLY ABLE TO ATTEND. YOU ARE URGED TO COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE.

                          NAPCO SECURITY SYSTEMS, INC.
                               333 BAYVIEW AVENUE
                           AMITYVILLE, NEW YORK 11701

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 13, 2004

INFORMATION CONCERNING THE SOLICITATION

      This Proxy Statement is furnished to the holders of Common Stock, $.01 par value per share ("Common Stock") of Napco Security Systems, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for the Annual Meeting following Fiscal Year 2004, to be held on December 13, 2004, and at any adjournment thereof (the "Meeting"), pursuant to the accompanying Notice of Annual Meeting of Stockholders. Proxies in the enclosed form, if properly executed and returned in time, will be voted at the Meeting. Any stockholder giving a proxy may revoke it prior to its exercise by attending the Meeting and reclaiming the proxy, by executing a later dated proxy or by submitting a written notice of revocation to the Secretary of the Company at the Company's office or at the Meeting. Stockholders attending the Meeting may vote their shares in person. This Proxy Statement and the form of proxy were first mailed to the stockholders on or about November 1, 2004. A copy of the 2004 Annual Report of the Company, including financial statements, is being mailed herewith.

      Only stockholders of record at the close of business on October 25, 2004 (the "Record Date") are entitled to notice of and to vote at the Meeting. The outstanding voting securities of the Company on the Record Date consisted of 7,090,592 shares of Common Stock.

      On all matters requiring a vote by holders of the Common Stock, each share of Common Stock entitles the holder of record to one vote. At the Meeting, the holders of record of Common Stock will vote on: Item 1, the election of two (2) directors and the transaction of any other business as may properly come before the Meeting and require a vote of the stockholders.

      The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock authorized to vote will constitute a quorum for the transaction of business at the Meeting.

      The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

      If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to certain matters. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining if there is a quorum

THEREFORE, THE COMPANY URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY
CARD.

ITEM 1:  ELECTION OF DIRECTORS

      The Board of Directors is divided into three classes. At the upcoming Annual Meeting, one class will stand for election for the term ending at the Annual Meeting of Stockholders following Fiscal Year 2007. The terms of the other two classes of continuing directors do not expire until the Annual Meetings of Stockholders after fiscal year end 2005 and 2006, respectively.

      Unless otherwise specified, shares represented by the enclosed proxy will be voted for the election of Richard L. Soloway and Kevin S. Buchel, currently directors, who have been recommended for nomination by the Nominating Committee of the Board of Directors and nominated by the Board of Directors for reelection as a director to serve until the Annual Meeting of Stockholders in 2007 and until his successor is elected and qualified.

      Mr. Soloway and Mr. Buchel have consented to serve if reelected. In the event that any nominee becomes unable or unwilling to serve as a director, discretionary authority may be exercised by the proxies to vote for the election of an alternate nominee of the Board of Directors.

      The names of, and certain information concerning, the nominees and the continuing directors are set forth below:

                                                          Principal Occupation;                      Director
               Name and Age                            Five-Year Employment History                    Since
               ------------                            ----------------------------                    -----
Nominees for election to serve until
Annual Meeting of Stockholders
following Fiscal Year 2007:

Richard L. Soloway........................  Chairman of the Board of Directors since October           1972
        (58)                                1981; President since 1998; Secretary since 1975.

Kevin S. Buchel...........................  Senior Vice President of Operations and Finance            1998
        (51)                                since April 1995; Treasurer since May 1998.

Directors to serve until Annual Meeting
of Stockholders following Fiscal Year
2005:

Andrew J. Wilder..........................  Officer of Israeloff, Trattner & Co., independent          1995
        (53)                                certified public accountants, since 1990.

Arnold Blumenthal.........................  V.P. of Government Security News and Editor of             2001
        (77)                                MBFAA since 2004; Group Publisher of Security
                                            Group of Cygnus Publishing, 1999
                                            through 2003.

Directors to serve until Annual Meeting
of Stockholders following Fiscal Year
2006:

Paul Stephen Beeber.......................  Licensed Attorney in New York State since 1970,             2004
        (60)                                focusing on elder law, estate planning and real
                                            estate; member of Suffolk County Bar Association

Randy B. Blaustein........................  Principal of R.B. Blaustein & Co. since December            1985
        (52)                                2000; Partner of Blaustein, Greenberg & Co. July
                                            1991 - November 2000; Attorney since
                                            October 1980, specializing in
                                            general business and tax matters,
                                            and author of six books and numerous
                                            articles.

Donna A. Soloway..........................  Board of Directors of Security Industry                     2001
        (56)                                Association (SIA); Chair of Awards Committee since
                                            1993; Director and Secretary of SAINTS (Safety,
                                            Awareness and Independence Now Through Security)
                                            Foundation, Inc.; Monthly Columnist for SECURITY
                                            DEALER magazine since 1992; and Columnist for
                                            SECURITY SALES & INTEGRATION magazine since 2004.
                                            Ms. Soloway is the wife of Richard L. Soloway, the
                                            Chairman and President of the Company.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                     ELECTION OF MR. SOLOWAY AND MR. BUCHEL.

                     CORPORATE GOVERNANCE AND BOARD MATTERS

INDEPENDENCE OF DIRECTORS

      The Board currently consists of seven directors, four of whom the Board has affirmatively determined have no relationship with the Company or its subsidiaries which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are independent as defined by the applicable NASDAQ Listing Standards. The four independent directors are Paul Stephen Beeber, Randy B. Blaustein, Arnold Blumenthal and Andrew J. Wilder.

BOARD STRUCTURE AND COMMITTEE COMPOSITION

      The Board maintains three standing committees: Audit, Compensation/Stock Option, and Nominating. Each Committee is composed entirely of independent directors as defined in the applicable NASDAQ Listing Standards.

      During fiscal 2004, the Board held four meetings. Each director attended at least 75% of all Board meetings and meetings of committees of which such director was a member.

      Directors are expected to attend the Company's annual meetings of stockholders. All directors attended the last annual meeting of stockholders on April 16, 2004.

      NAPCO maintains an investors section on its website, www.napcosecurity.com, setting forth the Company's committee charters for the Audit and Nominating Committees.

      AUDIT COMMITTEE

      The Audit Committee has been established in accordance with Section 3(a)(58)A of the Securities Exchange Act of 1934 as amended. The Audit Committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of the Company's independent auditors. The Audit Committee assists the Board in oversight of (1) the integrity of the Company's financial statements, (2) the Company's independent auditor's qualifications and independence, and (3) the performance of the Company's internal audit function and independent auditors. In addition, the Committee renders its report for inclusion in the Company's annual proxy statement.

      The Audit Committee has the authority to obtain advice and assistance from, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The Audit Committee held four meetings in fiscal year 2004. The current members of the Audit Committee are Andrew J. Wilder (Chairman), Paul Stephen Beeber (who replaced Randy B. Blaustein on March 3, 2004) and Arnold Blumenthal, each of whom meets the NASDAQ Listing Standards for the independence of audit committee members. The Board has determined that Andrew Wilder is an audit committee financial expert.

      The report of the Audit Committee is included in this proxy statement on page 7. The charter of the Audit Committee adopted in April 2004 is included in this proxy statement as Appendix A.

      COMPENSATION/STOCK OPTION COMMITTEE

      The Compensation/Stock Option Committee assists the Board in discharging its responsibilities relating to compensation of the Company's chief executive officer and other executives. The Committee determines individuals to be granted options under the Employee Stock Option Plan and Non Employee Stock Option Plan, the number of options awarded and the term of the options and interprets provisions of such plans. The Committee also renders its report on executive compensation for inclusion in the Company's annual proxy statement. The current members of the Compensation Committee are Randy B. Blaustein (Chairman), Andrew
J. Wilder, and Arnold Blumenthal.

      The Compensation/Stock Option Committee held four meetings in fiscal year 2004. The report of the Compensation/Stock Option Committee is included in this proxy statement on page 12.

      NOMINATING COMMITTEE

      The Nominating Committee reviews and makes recommendation to the Board regarding potential candidates for nomination as director.

      The Nominating Committee held one meeting in fiscal year 2004. The current members of the Nominating Committee are Arnold Blumenthal (Chairman), Andrew J. Wilder and Randy B. Blaustein.

NOMINATION OF DIRECTORS

      The Nominating Committee considers candidates for director nominees proposed by directors, the Chief Executive Officer and stockholders. Potential candidates are screened and interviewed by the Nominating Committee. All members of the Board may interview the final candidates. The same identifying and evaluating procedures apply to all candidates for director nomination, including candidates submitted by stockholders.

The Company's general criteria for the nomination of director candidates, include the following:

- the candidates' personal and professional ethics, integrity and values,

- mature judgment,

- management, accounting or finance, industry and technical knowledge,

- demonstrated skills in his/her area of present or past professional, business responsibility,

- an ability to work effectively with others,

- sufficient time to devote to the affairs of the Company and

- freedom from conflicts of interest.

STOCKHOLDER NOMINEES

      The Nominating Committee will consider nominations submitted by stockholders. Any stockholder nominations proposed for consideration by the Nominating Committee should include the nominee's name and qualifications for Board membership and should be addressed to:

      Chair
      Nominating Committee
      c/o Secretary
      Napco Security Systems, Inc.
      333 Bayview Ave.
      Amityville, NY 11701

COMMUNICATIONS WITH THE BOARD

      You can contact any Director by writing to such Director:

      c/o Secretary
      Napco Security Systems, Inc.
      333 Bayview Ave.
      Amityville, NY 11701

      The Secretary will promptly forward any communication unaltered to the Director.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors hereby reports as follows:

      1. The Audit Committee has reviewed and discussed the Company's audited financial statements for the fiscal years ended June 30, 2004 and 2003 with the Company's management and representatives of Marcum & Kliegman LLP ("M & K");

      2. The Audit Committee has discussed with M&K the matters required to be discussed by SAS 61, as modified or supplemented; and

      3. The Audit Committee has received the written disclosures and letter from M&K required by Independence Standards Board Standard No. 1 and discussed M&K's independence with representatives of M&K.

      Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal years ended June 30, 2004 and 2003 be included in the Company's annual report on Form 10-K for the fiscal year ended June 30, 2004 filed with the Securities and Exchange Commission.

Date: October 18, 2004

                                                       THE AUDIT COMMITTEE:

                                                       Andrew J. Wilder
                                                       Paul Stephen Beeber
                                                       Arnold Blumenthal

                            COMPENSATION OF DIRECTORS

      The directors who are not officers receive $1,000 for each Board of Directors meeting and $1,000 for each Audit Committee meeting attended in person or by telephone conference call. Mr. Wilder, who is chairman of the Audit Committee, receives $2,000 for attending each Audit Committee meeting. For the fiscal year ended June 30, 2004, Mr. Beeber, Mr. Blaustein, Mr. Blumenthal, Ms. Soloway and Mr. Wilder received $2,000, $8,000, $8,000, $4,000 and $12,000, respectively in director's fees and committee fees.

      During the fiscal year ended June 30, 2004, the Company retained Mr. Blaustein as special counsel for certain general business and tax related matters. Fees for such services were $10,800.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Based solely on a review of the Forms 3, 4 and 5 furnished to the Company with respect to the most recent fiscal year and written representations of the reporting person (as defined below), no person, who at any time during such fiscal year, was an officer, director, beneficial owner of more than ten (10%) percent of any class of equity securities of the Company or any other person subject to Section 16 of the Securities Exchange Act of 1934 ("reporting person"), failed to file on a timely basis one or more reports during such fiscal year except that Richard L. Soloway was one day late filing one Form 4 reporting one transaction and Jorge Hevia was late filing two Forms 4, each as to one transaction.

                    INFORMATION CONCERNING EXECUTIVE OFFICERS

      Each executive officer of the Company holds office until the annual meeting of the Board of Directors and his successor is elected and qualified, or until his earlier death, resignation, or removal by the Board. There are no family relationships between any director or officer of the Company, except Richard L. Soloway and Donna A. Soloway, his wife. The following table sets forth as of the date hereof the names and ages of all executive officers of the Company, all positions and offices with the Company held by them, the period during which they have served in these positions and, where applicable, their positions in any other organizations during the last five years.

                                              Position and Office with the Company, Term of Office
Name and Age                                            and Five-Year Employment History
------------                                            --------------------------------
Richard L. Soloway.........   Chairman of the Board of Directors since October 1981; President since 1998; and
        (58)                  Secretary since 1975.

Kevin S. Buchel............   Senior Vice President of Operations and Finance since April 1995; Treasurer since
        (51)                  May 1998.

Jorge Hevia................   Senior Vice President of Corporate Sales and Marketing since May 1999; Vice
        (46)                  President of Corporate Sales and Marketing since October 1998.

Michael Carrieri...........   Senior Vice President of Engineering Development since May 2000; Vice President of
        (46)                  Engineering Development from September 1999 to May 2000.

                             EXECUTIVE COMPENSATION

      The following table sets forth the compensation information for the President and Chief Executive Officer of the Company and for each of the Company's three most highly compensated other executive officers who received compensation in excess of $100,000 and were serving at the end of fiscal year 2004.

                           SUMMARY COMPENSATION TABLE

                                        Annual Compensation                  Long-Term Compensation
Name and Principal       Fiscal                         Other Annual       Options/       All Other
Position                  Year    Salary      Bonus    Compensation (1)      SARS      Compensation (2)
--------                  ----    ------      -----    ----------------      ----      ----------------
Richard L. Soloway,       2004   $457,070         (3)      $27,606         50,000/0         $  872
Chairman of the           2003   $448,479    $75,000       $27,455        125,000/0         $  838
Board of Directors,       2002   $450,637    $75,000       $22,433         25,000/0         $  784
President and
Secretary

Kevin S. Buchel,          2004   $197,061    $61,875       $ 6,738         10,000/0         $1,754
Senior Vice               2003   $183,196    $33,525       $ 6,738          5,000/0         $1,811
President of              2002   $185,842    $33,525       $ 6,690         10,000/0         $1,678
Operations and
Finance and Treasurer

Jorge Hevia, Senior       2004   $212,230    $61,875       $ 7,290         10,000/0         $2,242
Vice President of         2003   $202,230    $33,525       $ 7,200          5,000/0         $1,903
Corporate Sales and       2002   $192,269    $33,525       $ 7,260         10,000/0         $1,816
Marketing

Michael Carrieri,         2004   $193,163    $43,312       $ 6,090         10,000/0         $2,124
Senior Vice               2003   $183,999    $23,467       $ 5,250          5,000/0         $1,820
President of              2002   $175,269    $23,467       $    60         10,000/0         $1,671
Engineering
Development

(1) Messrs. Soloway, Buchel, Hevia and Carrieri received $8,079, $8,073, $7,040; $138,$138, $90; $90, $60, $60; and $90, $90, and $60, respectively for health and life insurance for fiscal years 2004, 2003 and 2002. Messrs. Soloway, Buchel, Hevia and Carrieri received $19,527, $19,382, $15,393; $6,600, $6,600, $6,600; $7,200, $7,200, $7,200; $6,000, $5,250,
      and $0, respectively, for automobile expenses for fiscal years 2004, 2003 and 2002.

(2)   Company 401(k) Plan Contributions.

(3) Mr. Soloway's bonus for the 2004 fiscal year has not been determined as of the date of this Proxy Statement.

OPTION GRANTS, OPTION EXERCISES AND OUTSTANDING OPTIONS

      The following tables summarize option grants and exercises during fiscal 2004 to or by the named executive officers and the value of the fiscal 2004 granted options, if any, held by such persons at the end of fiscal 2004

      OPTION GRANTS IN LAST FISCAL YEAR(1)

                                       Percent of                                       Potential Realizable Value at
                                     Total Options                                                 Assumed
                                       Granted to      Exercise or                       Annual Rates of Stock Price
                          Options     Employees in     Base Price    Expiration        Appreciation for Option Term (2)
Name                      Granted     Fiscal Year        ($/Sh)         Date              5% ($)            10% ($)
----                      -------     -----------        ------         ----              ------            -------
Richard L. Soloway        50,000          48%            $5.645       3/19/14            $135,750           $383,250
Kevin S. Buchel           10,000          10%            $ 5.13       3/19/14            $ 32,300           $ 81,800
Jorge Hevia               10,000          10%            $ 5.13       3/19/14            $ 32,300           $ 81,800
Michael Carrieri          10,000          10%            $ 5.13       3/19/14            $ 32,300           $ 81,800

(1) Options generally become exercisable in cumulative annual installments of 20% commencing on the date of grant. Options generally terminate upon the earlier of the cessation of employment with the Company or the tenth anniversary of the date of the grant.

(2) Amounts represent hypothetical gains that could be achieved for options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% annually from the date options are granted.

        AGGREGATED OPTION EXERCISES IN LAST-YEAR AND FY-END OPTION VALUES

                                                                                           Value of Unexercised In-
                        Shares Acquired                         Number of Unexercised      the-Money Options at FY-
                          on Exercise        Value Realized      Options at FY-End (#)              End ($)
Name                          (#)                 ($)         Exerciseable/Unexerciseable Exerciseable/Unexerciseable
----                          ---                 ---         --------------------------- ---------------------------
Richard L. Soloway          450,000            $1,541,700          220,000 / 230,000          $800,150 / $621,850
Kevin S. Buchel              40,000            $  194,000           38,000 / 22,000           $ 189,230 / $71,740
Jorge Hevia                  63,200            $  399,580           38,000 / 22,000           $ 189,230 / $71,740
Michael Carrieri             50,000            $  326,020           18,000 / 22,000           $  71,060 / $71,740

EMPLOYMENT AGREEMENTS

      The Company has employment agreements with Richard L. Soloway, Jorge Hevia and Michael Carrieri. The agreement with Mr. Soloway, entered into on June 26, 2003 for a five year period, provides for an annual salary of $453,235 as adjusted by inflation, certain incentive compensation if earned according to a formula to be determined by the Board of Directors, and 100,000 stock options that vest 20% per year or upon a change in control, as defined in the agreement. In addition, if during the term there should be a change in control, then the employee shall be entitled to terminate the term and his employment thereunder, and the employer shall pay the employee, as a termination payment, an amount equal to 299% of the average of the prior five calendar years' compensation, subject to certain limitations. Mr. Hevia's agreement was extended during fiscal 2004, from October 2004 through October 2006. The agreement provides for annual salaries of $215,000, $225,750 and $237,037 during fiscal 2004, 2005 and 2006, respectively as well as certain bonus provisions based on sales and profits. Mr. Carrieri's agreement was extended during fiscal 2004, from August 2004 through August 2006. The agreement provides for annual salaries of $194,481, $204,205 and $214,415.00 during fiscal 2004, 2005 and 2006, respectively as well as certain bonus provisions based on sales and profits. In addition, the Company has a severance agreement with Kevin S. Buchel providing for payments equal to nine months of salary and six months of health insurance in the event of a non-voluntary termination of employment without cause.

                   COMPENSATION/STOCK OPTION COMMITTEE REPORT

      The Compensation/Stock Option Committee approves the compensation for the CEO and other executive officers and establishes the policies that govern the Company's executive compensation program.

COMPENSATION POLICY FOR EXECUTIVE OFFICERS

      The Committee's policy is that the Company's executive officers should (i) be paid a salary commensurate with their responsibilities, (ii) receive short-term incentive compensation in the form of a bonus tied to the Company's sales and earnings, and (iii) receive long-term incentive compensation in the form of stock options granted from time to time.

      The policy with respect to the salary of the executive officers, other than the CEO, is that such salaries should be in an amount recommended by the CEO, and the 2004 fiscal year salaries of such executive officers are in the amounts so recommended. The considerations entering into the determination by the CEO of the salary recommendation for each named executive officer other than the CEO, were the CEO's subjective evaluations of the ability and past performance of the executive and the CEO's judgment of the executive's potential for enhancing the profitability of the Company.

      In addition, the Committee's policy is that executive officers, other than the CEO, should receive short term incentive compensation in the form of bonuses targeted to the Company's sales and earnings. A bonus for an executive officer is based upon the Company achieving certain targeted sales and earnings and the executive's position and the extent to which the executive could contribute to the Company's performance. For fiscal 2004, bonuses were earned by such executive officers based upon the Company achieving the targeted sales and earnings.

      The Committee's policy is generally to grant options to such executives and other key employees under the Company's Stock Option Plans after consideration of the amounts recommended by the CEO.

The recommendations of the CEO for option grants reflect the subjective judgment of the CEO of the performance of such executives and the potential benefit to the Company from the grant of this form of incentive compensation.

      Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the CEO and other named executive officers. Because of the range of compensation paid to its executive officers, the Committee has not established any policy regarding annual compensation to such executive officers in excess of $1,000,000.

COMPENSATION OF THE CEO IN 2004

      For fiscal 2004, Mr. Soloway's salary was based upon the employment agreement between the Company and Mr. Soloway which became effective June 26, 2003. As of the date of this report, no determination as to Mr. Soloway's bonus for the 2004 fiscal year as been made by the Committee. Mr. Soloway's bonus for fiscal year 2003 was based upon, but not limited to, such performance indicators as net sales, EBITDA, net income and various financial ratios and the Committee anticipates his bonus for fiscal year 2004 will also be based upon, but not limited to, such performance indicators. The Committee believes that granting the CEO stock options best aligns his interests with those of the Company's stockholders.

Date: October 18, 2004

                                                         THE COMPENSATION/STOCK
                                                         OPTION COMMITTEE:

                                                         Randy B. Blaustein
                                                         Andrew J. Wilder
                                                         Arnold Blumenthal

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

      The following table, together with the accompanying footnotes, sets forth information as of October 25, 2004, regarding the beneficial ownership (as defined by the Securities and Exchange Commission) of Common Stock of the Company of (a) each person known by the Company to own more than five percent of the Company's outstanding Common Stock, (b) each director of the Company (c) each executive officer named in the Summary Compensation Table, and (d) all executive officers and directors of the Company as a group. Except as otherwise indicated, the named owner has sole voting and investment power over shares listed.

                                                Amount and Nature of                            Percent of
Beneficial Owner                              Beneficial Ownership (1)                       Common Stock (2)
----------------                              ------------------------                       ----------------
Richard L. Soloway                                   2,408,652                                     32.8
c/o the Company
333 Bayview Avenue
Amityville, NY 11701

Kevin S. Buchel                                        132,802                                      1.9

Jorge Hevia                                            107,200                                      1.5

Michael Carrieri                                        74,000                                      1.0

Andrew J. Wilder                                        40,600                                      0.6

Randy B. Blaustein                                      40,000                                      0.6

Donna A. Soloway                                        10,800                                      0.2

Paul Stephen Beeber                                      2,000                                       --

Arnold Blumenthal                                           --                                       --

Dimensional Fund                                       436,200                                      6.2
      Advisors, Inc. (3)

All executive officers and                           2,816,054 (4)                                 37.5
directors as a group (9 in
number)

(1) This number includes the number of shares that a person has a right to acquire within sixty (60) days (Soloway - 252,500, Buchel - 44,000, Hevia
      - 44,000, Carrieri - 24,000, Wilder - 40,000, and Blaustein - 8,000).

(2) Percentages for each person or the group are computed on the basis of 7,090,592 shares of Common

      Stock outstanding on October 25, 2004, plus the number of shares that such person or group has the right to acquire within sixty (60) days. Except as otherwise noted, persons named in the table and footnotes have sole voting and investment power with respect to all shares of Common Stock reported as beneficially owned by them.

(3) Based on information set forth in Form 13F filed with the Securities and Exchange Commission by Dimensional Fund Advisors Inc., 1299 Ocean Avenue, Santa Monica, CA 90401 ("DFAI") reporting beneficial ownership and sole voting power as of September 30, 2004 as to 436,200 shares of Common Stock of the Company, owned by advisory clients. As to all of such shares, DFAI disclaims beneficial ownership of all such securities.

(4) This number of shares includes (i) 2,403,554 shares as to which officers and directors have sole voting and investment power, and (ii) 412,500 shares that officers and directors have the right to acquire within sixty
      (60) days.

                     COMPARISON OF TOTAL SHAREHOLDER RETURN

The following graph sets forth the Company's total shareholder return index as compared to the NASDAQ index and a NASDAQ electronic component stock industry index.

                               [PERFORMANCE CHART]

                                     ACTUAL:                                      INDEXED:
                                     -------                                      --------
                                                   Peer                                                   Peer
Fiscal Year              NAPCO       NASDAQ       Group*   Fiscal Year       NAPCO         NASDAQ        Group*
-----------              -----       ------       ------   -----------       -----         ------        ------
Jun-00                   1.844     1,331.610      21.602     Jun-00         100.000        100.000       100.000
Jun-01                   2.395       723.050      23.738     Jun-01          46.732        115.328        60.358
Jun-02                   3.550       492.540      13.835     Jun-02          69.268         78.561        35.178
Jun-03                   4.730       546.880      12.930     Jun-03          92.293         87.229        32.877
Jun-04                   7.440       689.280      19.773     Jun-04         403.471         51.763        91.533

*The Peer Group consists of:
       American Medical Alert Corp.
       Honeywell, Inc.
       Tyco International Ltd.
       Vicon Industries, Inc.

                  THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

      On December 15, 2003, the Company engaged Marcum & Kliegman LLP ("M&K") as the independent public accountants for the Company and its subsidiaries replacing KPMG LLP, who were dismissed on the same day. The Board of Directors had previously appointed KPMG LLP as the independent accountants for the Company and its subsidiaries for its 2003 fiscal year. The change was approved by the Company's audit committee and Board of Directors. The Company had not consulted with M&K during its two most recent fiscal years nor during any subsequent interim period prior to its appointment as auditor for the fiscal year 2003 regarding the application of accounting principles to a specified transaction either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statement or regarding any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

      KPMG LLP was engaged as the Company's independent accountants on July 9, 2002. KPMG LLP's report on the Company's financial statements for fiscal 2002 did not contain any adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. During the Company's 2002 fiscal year and the subsequent interim period preceding the date of termination, there were no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedures, nor were there any "reportable event" within the meaning of Item 304(a)(1)(v) of Regulation S-K. The audit of the Company's fiscal 2003 financial statements, which was begun by KPMG LLP, was not completed.

      On July 9, 2002 the Board of Directors of Company dismissed Arthur Andersen LLP ("Andersen") as its independent public accountants and appointed KPMG to serve as its independent public accountants. These actions were taken at the recommendation of the Company's Audit Committee. Andersen had served as the Company's independent public accountants since 1993. None of Andersen's reports on the Company's consolidated financial statements for the fiscal years ended June 30, 2001 and 2000 contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles.

      During the fiscal years ended June 30, 2001 and 2000 and through the date of dismissal, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      During the fiscal years ended June 30, 2001 and 2000 and through the date of engagement of KPMG, the Company did not consult KPMG with respect to either
(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or (ii) any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

      The Company provided Andersen with a copy of the Company's annual report on Form 10-K for the year ended June 30, 2002 and requested that Andersen furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in such report, and if not, stating the respects in which it does not agree. Andersen had indicated to the Company that Andersen no longer issues such letters.

      M&K has been retained for fiscal year 2005. A representative of M&K will be present at the Annual Meeting to make a statement if he desires and to respond to appropriate questions presented at the Meeting.

PRINCIPAL ACCOUNTANT FEES

      The fees billed by the Company's independent auditors for professional services for 2004 and 2003 fiscal years were as follows:

                                      Fiscal Year 2004              Fiscal Year 2003
                                      ----------------              ----------------
                                            M&K               KPMG (2)            M&K (3)
                                            ---               --------            -------
Audit Fees                                $82,500             $237,000            $150,000
Audit Related Fees                              0                    0                   0
Tax Fees                                        0                    0                   0
All Other Fees (1)                        $ 7,500             $ 15,000                   0

      (1) Includes services related to the audit of the Company's employee benefit plan.

      (2) The Company has paid $70,000 to KPMG for professional services for fiscal year 2003.

      (3) The Company was billed $150,000 by M&K for professional services rendered for the audit of the Company's financials for fiscal years 2003 and 2002.

      The Audit Committee has considered whether the provision of the services described above under the headings "Audit Related Fees", "Tax Fees" and "All Other Fees" is compatible with maintaining the auditor's independence and determined that it is. In fiscal year 2004 100% of "All Other Fees" were approved by the Audit Committee.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

      The Audit Committee specifically pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval may be provided for up to one year. Each pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

                   SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS
                           AND NOMINATION OF DIRECTORS

      From time to time stockholders present proposals that may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting. Stockholders who intend to present proposals at the 2005 Annual Meeting, and who wish to have such proposals included in the Company's Proxy Statement for the 2005 Annual Meeting, must be certain that such proposals are received by the Company's Secretary at the Company's executive offices, 333 Bayview Avenue, Amityville, New York 11701 not later than June 27, 2005. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Proxy Statement. Stockholders who intend to present a proposal at the 2005 Annual Meeting but who do not wish to have such proposal included in the Company's Proxy Statement for such meeting must be certain that notice of such proposal is received by the Company's Secretary at the Company's executive offices not later than September 10, 2005.

      Pursuant to the Company's by-laws, any nominations for director by a stockholder must be delivered or mailed to and received by the principal executive offices of the Company not less than sixty (60) days prior to the date of meeting.

                            EXPENSES OF SOLICITATION

      The Company will bear all costs in connection with the solicitation by the Board of Directors of proxies of the Meeting. The Company intends to request brokerage houses, custodial nominees and others who hold stock in their names to solicit proxies from the persons who beneficially own such stock. The Company will reimburse brokerage houses, custodial nominees and others for their out-of-pocket expenses and reasonable clerical expenses. It is estimated that these expenses will be nominal. In addition, officers and employees of the Company may solicit proxies personally or by telephone, telegram or letter; they will receive no extra compensation for such solicitation.

Dated:  October 25, 2004                   By Order of:  The Board of Directors

                                                         Richard L. Soloway
                                                         Secretary

                                                                      APPENDIX A

                          NAPCO SECURITY SYSTEMS, INC.

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                     CHARTER

I. PURPOSE

      The purposes of the Audit Committee shall be:

      A. To fulfill the Board's oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: integrity of the Company's financial statements and the financial reporting process; the systems of internal accounting and financial reporting controls; the performance of the Company's independent auditors; the independent auditor's qualifications and independence; annual independent audit of the Company's financial statements, and the Company's compliance with legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors and management of the Company; and

      B. To prepare the report for inclusion in the Company's annual proxy statement in accordance with applicable law.

II.   STRUCTURE AND OPERATIONS

      A.    Composition and Qualification

            The Audit Committee shall be comprised of three or more members of the Board of Directors. The members of the Audit Committee shall meet the independence, experience and knowledge requirements of the NASDAQ Stock Market, as finally adopted, and the Sarbanes-Oxley Act of 2002 (the "Act"), as appropriate, including the rules and regulations promulgated by the Securities and Exchange Commission to implement the Act. Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies.

      B.    Appointment and Removal

            The members of the Audit Committee shall be appointed by the Board on the recommendation of the Nominating Committee and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. Vacancies shall be filled in a similar manner. Audit Committee members may be removed with or without cause by the majority vote of the directors then in office.

      C.    Chairman

            Unless the Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and, in consultation with the other Committee members, set the agendas for Committee meetings. The Chairman shall ensure that such agendas are circulated to the other Committee members in advance of each meeting.

      D.    Delegation to Subcommittees

            The Audit Committee may form and delegate authority to subcommittees, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting. Any subcommittee shall consist of one or more members of the Audit Committee.

III.  MEETINGS

      The Audit Committee shall meet at least quarterly or more frequently as circumstances dictate. The Chairman of the Committee shall call meetings of the Audit Committee. A majority of the members of the Audit Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

      The Audit Committee shall meet periodically with management and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

      The Audit Committee shall make reports to the Board of Director after each of its meetings, or as it deems necessary. The report to the Board of Directors may take the form of an oral or written report by the Chairman or any other member of the Audit Committee designated by the Audit Committee to make such report. The Audit Committee shall maintain minutes or other records of meeting and activities of the Audit Committee.

IV.   RESPONSIBILITIES AND DUTIES

      The functions listed below shall be principal activities of the Audit Committee in carrying out its responsibilities outlined in Section I of this Charter. However the Committee may carry out additional functions and adopt additional policies and procedure as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors related to its purposes as outlined in this Charter.

The following are within the authority of the Audit Committee:

Independent Auditor

1. Sole authority to appoint and terminate independent auditor and to approve in advance all audit engagement fees and terms.

2. Inform the independent auditor that such firm shall report directly to the Audit Committee.

3. Oversee the work of the independent auditor for the purpose of preparing or issuing an audit report or related work, including resolution of disagreements between management and the independent auditor regarding financial reporting.

4. Review and approve in advance, in its sole discretion, all auditing services and permitted non-audit services, including fees and terms, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)B of the Exchange Act which are approved by the Audit Committee prior to completion of the audit.

5. Review, at least annually, the qualifications, performance and independence of the independent auditors, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board of Directors of the Company. In conducting its review and evaluation, the Committee should:

      (a) Obtain and review a report by the independent auditor describing (i) the independent auditor's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues, and (iii) to assess the auditor's independence, all relationships between the independent auditor and the Company.

      (b) Evaluate the lead partner (having primary responsibility for the audit) of the independent audit team.

      (c) Ensure the rotation of the lead partner, the audit partner responsible for reviewing the audit, and other audit partners, as required by law, and consider whether there should be regular rotation of the audit firm itself.

      (d) Obtain from the independent auditor assurance that (i) the independent auditor is not providing any prohibited non-audit services as provided in the Act and the rules implementing the Act, and (ii) that the independent auditor will be in compliance with the restrictions on audit partner compensation on a timely basis.

      (e)   Take into account the opinions of management.

6. Meet with the independent auditor prior to the audit to review the scope, planning and staffing of the audit.

Financial Reporting

7. Discuss and review with management and the independent auditor the annual audited financial statements and quarterly financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations".

8.    Review and discuss with management and the independent auditor:

      (a) major issues regarding accounting principles and financial statement preparation, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

      (b) analyses prepared by the independent auditor and/or management setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements, including analysis of the effects of alternative generally accepted accounting principles methods on the financial statements of the Company.

9. Prior to filing of the audit report with the Securities and Exchange Commission and more frequently as otherwise may be necessary or desirable and review and discuss reports from the independent auditors on:

      (a)   All critical accounting policies and practices to be used.

      (b) All alternative treatments of financial information within generally accepted accounting principles related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

      (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

10. Make recommendations to the Board as to whether the audited financial statements should be included in the Company's Form 10-K.

11. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

12. Discuss with management and the independent auditor the effect on the Company's financial statements of off-balance sheet arrangements including contractual obligations and contingent liabilities and commitments relating to off-balance sheet arrangements and regulatory and accounting initiatives.

13. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit and review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit process, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management and (b) management's responses to such matters. Without excluding other possibilities, the Audit Committee may wish to review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement and (iii) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company.

Compliance/General Responsibilities

14. Obtain from the independent auditor assurance that there are no matters concerning which the Audit Committee needs to be informed by the independent auditor pursuant to Section 10A(b) of the Exchange Act.

15. Review and make a decision whether to approve any related party transactions.

16. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in an audit of the Company.

17. Discuss with management the Company's policies with respect to risk assessment and risk management policies and the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

18. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Evaluation

19. Review and evaluate the adequacy of this Charter annually and recommend to the Board any changes deemed appropriate by the Audit Committee.

20.   Review its own performance annually.

V.    COMMITTEE RESOURCES

      The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Audit Committee shall have the sole authority to approve the fees payable to such advisors and any other terms of retention, such fees to be borne by the Company.

VI.   LIMITATION OF AUDIT COMMITTEE'S ROLE

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                          NAPCO SECURITY SYSTEMS, INC.

                               333 Bayview Avenue
                           Amityville, New York 11701

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of NAPCO SECURITY SYSTEMS, INC. hereby appoints Messrs. Richard L. Soloway and Kevin S. Buchel, and each or either of them, the proxy or proxies of the undersigned, with full power of substitution, to vote as specified on the reverse side all shares of Common Stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said Company, to be held on Monday, December 13, 2004 and at all adjournments of such Meeting, with all powers the undersigned would possess if personally present.

     This Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO (2) DIRECTORS (ITEM 1); AND AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION AND IN THE BEST JUDGMENT OF THE PROXIES. This Proxy may be revoked at any time prior to the voting thereof.

                  (Please date and sign on the reverse side.)

                                     PROXY

The Board of Directors recommends a Vote FOR Item 1.

Item 1. Election of Two Directors:


                               Richard L. Soloway
                              FOR [ ] WITHHOLD [ ]

                                Kevin S. Buchel
                              FOR [ ] WITHHOLD [ ]

Dated:__________           __________________________
                             Signature or Signatures

                        Please sign exactly as your name
                        appears at the left. Executors,
                           administrators, trustees,
                        guardians, attorneys and agents
                         should give their full titles
                             and submit evidence of
                         appointment unless previously
                          furnished to the Company or
                              its transfer agent.

                                       2